Exhibit 10.47
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of March 18, 2010, is made by and among KMG CHEMICALS, INC., a Texas corporation, KMG-BERNUTH, INC., a Delaware corporation, and KMG ELECTRONIC CHEMICALS, INC., a Texas corporation (collectively, and as further defined in the Credit Agreement, the “Borrowers”), and WACHOVIA BANK, N.A., a national banking association, as Agent and Collateral Agent as defined in the Credit Agreement (hereinafter defined), those lenders executing this Amendment as Lenders, and such other lenders (collectively, and as further defined in the Credit Agreement, the “Lenders”) as may become a party to the Credit Agreement.
RECITALS:
A. Borrowers, Agent, Collateral Agent and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of December 31, 2007 (as heretofore amended, collectively, the “Credit Agreement”).
B. Borrowers have requested that Agent, Collateral Agent and Lenders increase the amount of the Revolving Loan (as defined in the Credit Agreement) and modify certain terms of the Credit Agreement and Lenders have agreed to the same upon the terms and conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01 Definitions Above. As used herein, the terms “Amendment,” “Borrowers,” “Credit Agreement” and “Lenders” shall have the meanings as set forth above.
Section 1.02 Definitions in Agreement. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as set forth in the Credit Agreement; without limiting the foregoing, the following terms are defined in the Credit Agreement: “Agent,” “Collateral Agent,” “Credit Agreement Obligations,” “Intercreditor Agreement,” “KMG-Bernuth,” “KMG ECI,” “Loan Documents,” and “Revolving Loan”.
ARTICLE II
AMENDMENTS TO AGREEMENT
Section 2.01 Defined Terms. Section 1.2 of the Credit Agreement is hereby amended as follows:

(a) The term “General Chemical” is added to read in full as follows:
“General Chemical” means General Chemical Performance Products LLC, a Delaware limited liability company.
(b) The term “General Chemical Acquisition” is added to read in full as follows:
“General Chemical Acquisition” means the acquisition described in the General Chemical Acquisition Agreement for a purchase price in an amount not to exceed $25,500,000.00, subject to adjustment for inventory and proration as provided therein.
(c) The term “General Chemical Acquisition Agreement” is added to read in full as follows:
“General Chemical Acquisition Agreement” means that certain Asset Purchase Agreement dated February 25, 2010 by and between General Chemical and KMG ECI.
(d) The term “Permitted Acquisitions” is amended by: (i) deleting the word “and” at the end of clause (C), (ii) deleting the period (.) at the end of clause (D) and inserting a semicolon (;) and the word “and”, and (iii) adding a new clause (E), to read in full as follows: “(E) the General Chemical Acquisition.”
(e) The term “Revolving Loan Commitment” is amended to read in full as follows:
“Revolving Loan Commitment” means the lesser of (i) Fifty Million and 00/100 Dollars ($50,000,000.00) or (ii) the Borrowing Base.
(f) The term “Revolving Notes” is amended to read in full as follows:
“Revolving Notes” means (a) the following promissory notes, each executed by the Borrowers: (i) Revolving Note dated March 18, 2010 in the face amount of $30,000,000.00 payable to the order of Wachovia Bank, N.A., (ii) Revolving Note dated March 18, 2010 in the face amount of $15,000,000.00 payable to the order of Bank of America, N.A., (iii) Revolving Note dated December 31, 2007 in the face amount of $2,500,000.00 payable to the order of The Prudential Life Insurance Company of America, and (iv) Revolving Note dated December 31, 2007 in the face amount of $2,500,000.00 payable to the order of Pruco Life Insurance Company; and (b) any amendment to or modification of any such promissory note and any promissory note given in extension or renewal of, or in substitution for, such promissory note.
Section 2.02 Lenders’ Credit Percentages. Exhibit D to the Credit Agreement is hereby amended by substituting Exhibit D attached hereto for Exhibit D attached to the Credit Agreement.

Section 2.03 Real Property Locations. Schedule 9.14 to the Credit Agreement is hereby amended by substituting Schedule 9.14 attached hereto for Schedule 9.14 attached to the Credit Agreement.
Section 2.04 Patents, Copyrights, Etc. Schedule 9.18 to the Credit Agreement is hereby amended by substituting Schedule 9.18 attached hereto for Schedule 9.18 attached to the Credit Agreement.
Section 2.05 Financial Covenants. Section 10.3 of the Credit Agreement is hereby amended by restating Subsection 10.3 (A)(2) to read in full as follows:
(3) A ratio of (i) Funded Debt to (ii) the sum of Funded Debt plus Equity Owners’ Equity of not more than 50% from May 1, 2009 through the Revolving Loan Maturity Date and the Term Loan Maturity Date.
Section 2.06 Change of Address. Subsections 14.1(B) and (C) are hereby amended as follows:
Each reference to:
Wachovia Bank, N.A.
2800 Post Oak Blvd., Suite 3400
Houston, Texas 77056
Attn: Dianne Felker, Senior Vice President
shall be amended to read in full as follows:
Wachovia Bank, N.A.
c/o Wells Fargo Bank, N.A.
2500 Citywest Blvd., Suite 1100
Houston, Texas 77042
Attn: John L. Kallina, Vice President.
ARTICLE III
CONDITIONS PRECEDENT
The effectiveness of this Agreement is conditioned upon the satisfaction of the following further conditions which must be satisfied as of the date of this Amendment:
Section 3.01 Representations and Warranties True and Correct. The representations and warranties contained herein and in all other Loan Documents, as amended hereby and by the other documents given in connection with this Amendment, shall be true and correct as of the date hereof except as previously disclosed to Lender.
Section 3.02 No Default. No Default or Event of Default shall exist.

Section 3.03 Closing of the General Chemical Acquisition. The Closing (as defined in the General Chemical Acquisition Agreement) shall have been completed in all respects, the Purchase Price (as defined in the General Chemical Acquisition Agreement) shall have been paid, all conditions to the Closing shall have been satisfied or waived, and the documents delivered by the parties to the General Chemical Acquisition Agreement shall be final and binding on the parties thereto.
Section 3.04 Borrower Documents. Borrowers shall have executed and delivered to Agent, for the benefit of the Lenders, the following documents, in form and substance satisfactory to Agent in its sole discretion; each of such documents shall be a Loan Document:
(a) this Agreement;
(b) Revolving Notes payable to the Lenders in the following face amounts: (i) Wachovia Bank, National Association — $30,000,000.00; and (ii) Bank of America, N.A. — $15,000,000.00;
(c) Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement relating to real property in Hollister, California;
(d) First Amendment to Deed of Trust and Security Agreement relating to real property owned by KMG ECI in Pueblo County, Colorado;
(e) First Amendment to Mortgage and Security Agreement relating to real property owned by, KMG-Bernuth in Doniphan County, Kansas;
(f) ALTA Loan Policy of Title Insurance relating to property in Hollister, California;
(g) ALTA Form 11 Endorsement to the Loan Policy of Title Insurance relating to real property owned by KMG ECI in Pueblo County, Colorado;
(h) ALTA Form 11 Endorsement to the Loan Policy of Title Insurance relating to real property owned by, KMG-Bernuth in Doniphan County, Kansas; and
(i) Closing Certificates for each Borrower.
Section 3.05 Opinion of Counsel. Borrower’s outside legal counsel shall have delivered to Agent a legal opinion in form and substance satisfactory to Agent in its sole discretion.
Section 3.06 Amendment to Intercreditor Agreement. The parties to the Intercreditor Agreement shall have executed and delivered to Agent and Collateral Agent an amendment to the Intercreditor Agreement, in form and substance satisfactory to Agent in its sole discretion; such document shall be a Loan Document.

Section 3.07 Seller’s Waiver and Consent. General Chemical and Borrower shall have executed and delivered to Agent a Seller’s Waiver and Consent Agreement in form and substance satisfactory to Agent in its sole discretion.
Section 3.08 Amendment to Note Purchase Agreement. Borrowers and the Purchasers (as defined in the Note Purchase Agreement dated December 31, 2007 as more particularly described in the Intercreditor Agreement) shall have executed and delivered among themselves an amendment to the Note Purchase Agreement, granting such waivers and consents as may be required to permit the Transaction.
ARTICLE IV
RATIFICATIONS, REPRESENTATIONS AND WARRANTIES
Section 4.01 Renewal and Extension of Revolving Notes. To the extent of $35,000,000.00, the Revolving Notes of even date herewith in favor of Wachovia Bank, N.A. and Bank of America, N.A. are given in renewal and extension, and not in extinguishment or novation, of the Revolving Notes dated December 31, 2007 in favor of Wachovia Bank, N.A. and Bank of America, N.A.; the Liens securing said Revolving Notes dated December 31, 2007 are hereby renewed and extended to secure the Credit Agreement Obligations, and said Liens are hereby ratified and confirmed in every respect by Borrowers and shall continue in full force and effect.
Section 4.02 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lenders agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms. The terms, provisions, and conditions of any and all of the Loan Documents are hereby ratified and confirmed in every respect by Borrowers and shall continue in full force and effect.
Section 4.03 Representations and Warranties. Borrowers hereby represent and warrant to Lenders that:
(a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrowers and will not violate the articles of incorporation or bylaws of Borrowers;
(b) after giving effect to the modifications contained in this Amendment, and any other Loan Document, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof except as previously disclosed to Lenders;
(c) after giving effect to the modifications contained in this Amendment, no Default or Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be a Default or an Event of Default;

(d) after giving effect to the modifications contained in this Amendment, Borrowers are in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby; and
(e) Borrowers are not presently aware of any claim they have against Lenders, nor are they aware of any claim any of their respective Subsidiaries have against Lenders, for damages arising out of any prior action or inaction on the part of Lenders or their representatives or agents.
ARTICLE V
MISCELLANEOUS
Section 5.01 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents executed in connection with this Amendment.
Section 5.02 Reference to Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.
Section 5.03 Expenses of Lender. As provided in the Credit Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lenders in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the reasonable costs and fees of Lenders’ legal counsel, and all reasonable costs and expenses incurred by Lenders in connection with the enforcement or preservation of any rights under the Credit Agreement as amended hereby, or any other Loan Document, including without limitation the reasonable costs and fees of Agent’s legal counsel.
Section 5.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 5.05 APPLICABLE LAW. THIS AMENDMENT IS ENTERED INTO AND PERFORMABLE IN HARRIS COUNTY, TEXAS, AND THE SUBSTANTIVE LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS, OF THE UNITED STATES AND THE STATE OF TEXAS SHALL GOVERN THE CONSTRUCTION OF THIS AGREEMENT AND THE DOCUMENTS EXECUTED AND DELIVERED PURSUANT HERETO, AND THE RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THERETO.

Section 5.06 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders and Borrowers and their respective successors and assigns, except Borrowers may not assign or transfer any of their rights or obligations hereunder without the prior written consent of Lenders.
Section 5.07 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.
Section 5.08 Effect of Waiver. No consent or waiver, express or implied, by Lenders to or for any breach of or deviation from any covenant, condition or duty by Borrowers shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.09 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10 SECTION 26.02 NOTICE. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE CREDIT AGREEMENT AND THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE CREDIT AGREEMENT AND THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.
EXECUTED as of the date first written above.
[Remainder of page. Signatures appear on following pages.]

SIGNATURE PAGES — BORROWERS

KMG CHEMICALS, INC.
By:	/s/ J. Neal Butler
J. Neal Butler President and Chief Executive Officer

KMG-BERNUTH, INC.
By:	/s/ J. Neal Butler
J. Neal Butler President and Chief Executive Officer

KMG ELECTRONIC CHEMICALS, INC.
By:	/s/ J. Neal Butler
J. Neal Butler President and Chief Executive Officer

SIGNATURE PAGE — WACHOVIA

WACHOVIA BANK, N.A., as Agent, Collateral Agent, Lender and Issuing Lender
By:	/s/ John L. Kallina
John L. Kallina Vice President

Instructions for Wire Transfers to Agent:
Wachovia Bank, N.A.
Charlotte, NC
ABA Number: 053 000 219
Account Number: 01459670001944
Account Name: Agency Svcs Synd Clearing
Payment Details: KMG Chemicals

SIGNATURE PAGE — BANK OF AMERICA

BANK OF AMERICA, N.A., as a Lender
By:	/s/ Shawyna Jarrett
	Name:	Shawyna Jarrett
	Title:	Vice President

SIGNATURE PAGE — THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as a Lender
By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

SIGNATURE PAGE — PRUCO LIFE INSURANCE COMPANY

PRUCO LIFE INSURANCE COMPANY, as a Lender
By:	/s/ Brian N. Thomas
	Name:	Brian N. Thomas
	Title:	Vice President

EXHIBIT D
LENDERS’ CREDIT PERCENTAGES

	Revolving Loan	Term Loan
	Commitment and	Commitment and	Total Loans and
	Revolving Loan	Term Loan	Total Credit
Lender	Credit Percentage	Credit Percentage	Percentage
Wachovia Bank, N.A.	$30,000,000	$20,000,000	$50,000,000
	60.00%	57.14%	58.82352%
Bank of America, N.A.	$15,000,000	$10,000,000	$25,000,000
	30.00%	28.57%	29.41176%
The Prudential Insurance Company of America	$2,500,000	$2,500,000	$5,000,000
	5.00%	7.145%	5.88235%
Pruco Life Insurance Company	$2,500,000	$2,500,000	$5,000,000
	5.00%	7.145%	5.88235%
Total	$50,000,000	$35,000,000	$85,000,000
	100%	100%	100%

SCHEDULE 9.14
Listing of Real Property

Owned by KMG-Bernuth, Inc.:	Leased with KMG-Bernuth, Inc.:
KMG-Bernuth, Inc. 2910 3rd Street Tuscaloosa, Alabama 35401 Tuscaloosa County	KMG Chemicals, Inc. and KMG-Bernuth, Inc. (Leased office space) 9555 W. Sam Houston Parkway S., Suite 600 Houston, Texas 77099 Harris County

KMG-Bernuth, Inc. 15th and Oak Street Elwood, Kansas 66024 Doniphan County	Gulf Facilities (Third Party Warehouse) Port of Brownsville Donald L Fouest Mineral Loop Brownsville, Texas 78521 Cameron County

IMTT (Third Party Tank storage facility) 5450 River Road Avondale, Louisiana 70094 Jefferson County

BMS Logistics (Third Party Warehouse) 615 Albemarle St. Joseph, MO 64501

SCHEDULE 9.14
Listing of Real Property (continued)

Owned by KMG Electronic Chemicals, Inc.:	Third Party Warehouse Locations for the HPPC business of KMG Electronic Chemicals, Inc.:
KMG Electronic Chemicals, Inc. 250 William White Blvd Pueblo, CO 81001	MEMC 6800 S. US Hwy 75 Sherman, TX 75092

KMG Electronic Chemicals, Inc. 2340 Bert Drive Hollister, CA 95023	Air Products 8201 S. Central Expressway Dallas TX 75241-7819

Air Products 400 Island Park Rd Easton PA 18042-6814

Doe & Ingals 25 Commercial Street Medford, MA

Doe & Ingals 5401 Lewis Avenue Sandston, VA 23150

Hisco 8330 Cross Park Drive Austin, TX 78754

Rinchem Company 6838 W. Frye Road Chandler, AZ 85226

Rinchem Company 2150 Executive Circle Colorado Springs, CO 80900

Rinchem Company/Monsanto 465 Lancaster Road Leominster, MA 01453

Rinchem Company 917 Lone Oak Road, Suite 100 Eagan, MN 55379

Rinchem Company 6133 Edith Blvd NE Albuquerque, NM 87107

Rinchem Company 4605 NW 235th Hillsboro, OR 97124

Rinchem Company 13570 Rosecrans Avenue Santa Fe Springs, CA 90670

Rinchem Company 111 Hayes Memorial Drive Marlborough, MA 01752-5803

Rinchem Company 5178 W. 150th South Salt Lake City, UT 84104-6003

Rinchem Company 6205 Engle Way Ste H Gilroy, CA 95020-7012

Rinchem Company 202 W. Wyck St. Winchester VA 22601

Owned by KMG Electronic Chemicals, Inc.:	Third Party Warehouse Locations for the HPPC business of KMG Electronic Chemicals, Inc.:
Chemical Logistics 13812 Dex Drive Dallas TX 75244

Hubbard Hall 100 Progress Way Wilmington MA 01887

High Purity Products 5740 NW Front Avenue Portland, OR 97210

Univar 1804 N 20th Street Nampa ID 83687

SCHEDULE 9.18
Intellectual Property
The patents and trademarks described below are owned by KMG ECI:
1.	The following registered patents:

Docket #	Title	Patent Number	Grant Date	Country	Status
GC-211	Stable Metal-Safe Stripper for Removing Cured Negative-Tone Novolak and Acrylic Photoresists and Post-Etch Residue	6,551,973	4/22/2003	USA	Granted
GC-215	Cured Polymers Dissolving Compositions	6,818,608	11/16/2004	USA	Granted
GC-216	Spin-On Adhesive for Temporary Wafer Coating and Mounting to Support Thinning and Backside Processing	6,869,894	3/22/2005	USA	Granted
GC-216 DIV	Adhesive Support Method for Wafer Coating, Thinning, and Backside Processing	7,098,152	8/29/2006	USA	Granted
GC-217	Improved Etchants Containing Filterable Surfactant	7,112,289	9/26/2006	USA	Granted
GC-217 CIP	Filterable Surfactant Composition	7,241,920	7/10/2007	USA	Granted
GC-228	Stripper for Cured Negative-Tone Isoprene-Based Photoresist and Bisbenzocyclobutene Coatings	7,183,245	2/27/2007	USA	Granted
GC-239	High Temperature and Chemical Resistant Process for Wafer Thinning and Backside Processing	7,232,770	6/19/2007	USA	Granted

2.	The following registered trademarks:

	Registration	Registration			Expiration
Mark Name	Number	Date	Country	Prior Owner	Date	Status
BOE	TMA362,305	11/3/1989	Canada	General Chemical Canada, LTD	11/3/2019	Registered
Class 10	TMA362,306	11/3/1989	Canada	General Chemical Canada, LTD	11/3/2019	Registered
PAE	TMA364,643	1/19/1990	Canada	General Chemical Canada, LTD	1/19/2020	Registered
Particu-Lo	TMA362,307	11/3/1989	Canada	General Chemical Canada, LTD	11/3/2019	Registered
Particu-Lo LTM2	2,189,410	9/15/1998	USA	GenTek Holding, LLC (as successor in interest to General Chemical Corporation)	9/15/2018	Registered
BOE	993,278	9/24/1974	USA	General Chemical Performance Products LLC	9/24/2014	Registered
Class 10(2)	1,810,352	12/14/1993	USA	General Chemical Performance Products LLC	12/14/2013	Registered
GenTak	2,755,775	8/26/2003	USA	General Chemical Performance Products LLC	8/26/2013	Registered
MAE	1,249,534	8/30/1983	USA	General Chemical Performance Products LLC	8/30/2013	Registered
PAE(2)	1,847,521	8/2/1994	USA	General Chemical Performance Products LLC	8/2/2014	Registered
Particu-Lo	1,533,823	4/11/1989	USA	General Chemical Performance Products LLC	4/11/2009	Registered
TechPure	3,043,147	1/17/2006	USA	General Chemical Performance Products LLC	1/17/2016	Registered
Trillium	2,704,568	4/8/2003	USA	General Chemical Performance Products LLC	4/8/201	Registered
3.
General Chemical manufactures and sells a product under the trade name SPINETCH. The ownership of this mark and the know how for the production of the product is claimed by BASF. General Chemical pays a semi-annual royalty of 4% on net sales to BASF for use of the product. This ongoing relationship is based upon an expired written agreement.

Schedule 9.18 — 2